As filed with the Securities and Exchange Commission on January 24, 1997.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-7590

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

[ ]  Fee paid previously with preliminary materials.

[X]  No fee required.

[LOGO]    JOHN HANCOCK FUNDS
          A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603






JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

                                                  January 24,1997

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 6, 1997 at 9:00 A.M. Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The shareholders of each Fund will vote separately on the two routine items proposed in the enclosed proxy statement. A routine item is one which occurs annually and makes no fundamental or material changes to a Fund's investment objectives, policies or restrictions, or to the investment management contracts.

ELECT YOUR FUNDS BOARD OF TRUSTEES
For each Fund, proposal number one concerns the election of four Trustees to serve until their respective successors are elected and qualified. Each nominee for election is currently serving as a Trustee of the Funds. Your proxy statement includes a brief description of each individual's background.

RATIFY THE TRUSTEES SELECTION OF ACCOUNTANTS
For each Fund, proposal number two concerns the ratification or rejection of the
Trustees'   selection  of  Deloitte  Touche,  LLP  as  each  Fund's  independent accountants for the current fiscal year.

YOUR VOTE IS IMPORTANT!
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                                  Sincerely,

                                                  /s/ Edward J. Boudreau, Jr.

                                                  Edward J. Boudreau, Jr.
                                                  Chairman of the Board



P9PXL 1/97

--------------------------------------------------------------------------------
John Hancock Advisers, Inc. o John Hancock Funds, Inc.* o John Hancock Investor Services Corporation o NM Capital Management, Inc. o Sovereign Asset Management Corporation

*Member of National Association of Securities Dealers, Inc.

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

              101 Huntington Avenue, Boston, Massachusetts 02199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MARCH 6, 1997

To the Shareholders of:
    John Hancock Patriot Premium Dividend Fund I
    John Hancock Patriot Premium Dividend Fund II
    John Hancock Patriot Select Dividend Trust
    John Hancock Patriot Global Dividend Fund
    John Hancock Patriot Preferred Dividend Fund

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of each of John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Global Dividend Fund and John Hancock Patriot Preferred Dividend Fund (each, a "Fund" and collectively, the "Funds"), each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held at the office of the Funds, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts 02199, on Thursday, March 6, 1997 at 9:00 a.m., Boston time, for the following purposes:

    (1) (For each Fund) To elect four Trustees to serve until their respective successors are duly elected and qualified;

    (2) (For each Fund) To ratify or reject the Trustees' selection of Deloitte & Touche, LLP as the Fund's independent public accountants for the Fund's current fiscal year; and

    (3) (For each Fund) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS

    Shareholders of record of each Fund as of the close of business on January 9, 1997 are entitled to notice of and to vote at the annual meeting of that Fund and at any and all adjournments thereof.

                                        By Order of the Boards of Trustees,

                                        Susan S. Newton
                                        Vice President and Secretary
Dated:  January 24, 1997
        Boston, Massachusetts

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


P00PX 1/97

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

               101 Huntington Avenue, Boston, Massachusetts 02199

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 6, 1997

                               PROXY STATEMENT

    This Proxy Statement is furnished to shareholders of each of the following Patriot Funds (collectively, the "Funds") in connection with the solicitation of proxies by the Boards of Trustees for use at the Annual Meeting of Shareholders of each Fund to be held on Thursday, March 6, 1997 at 9:00 a.m. (Boston time), and at any and all adjournments thereof (the "Meeting"):

    o John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");
    o John Hancock Patriot Premium Dividend Fund II ("Premium Dividend II");
    o John Hancock Patriot Select Dividend Trust ("Select Dividend");
    o John Hancock Patriot Global Dividend Fund ("Global Dividend"); and
    o John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

    The Meeting will be held at the principal office of the Funds, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed form of the proxy will first be mailed to shareholders of the Funds on or about January 24, 1997. EACH FUND'S ANNUAL REPORT FOR ITS 1996 FISCAL YEAR AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO JOHN HANCOCK FUNDS, INC., P.O. BOX 9116, BOSTON, MASSACHUSETTS 02205-9116 OR BY CALLING 1-800-892-9552.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent public accountants. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Funds or by delivering a duly executed proxy bearing a later date prior to the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

RECORD OWNERSHIP
    The Trustees have fixed the close of business on January 9, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of beneficial interest of the Funds were outstanding:

FUND                                          COMMON SHARES   PREFERRED SHARES*
------------------------------------------------------------------------------
Premium Dividend I                             14,922,648            685
Premium Dividend II                            15,002,724          1,000
Select Dividend                                 9,885,027            700
Global Dividend                                 8,344,700            600
Preferred Dividend                              7,257,200            525
------------
*The Preferred Shares of Premium Dividend I, Premium Dividend II and Global
 Dividend are commonly referred to as Dutch Auction Rate Transferable Securities ("DARTSSM ()"), a service mark of Solomon Brothers Inc. The Preferred Shares of Select Dividend are commonly referred to as Auction Market Preferred Shares ("AMPS(R)"), a registered trade mark of Merrill Lynch & Co., Inc.

    No person within the knowledge of management of the Funds beneficially owned more than 5% of either class of any Fund's shares of beneficial interest outstanding as of the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.) As of the record date, Cede & Co., as nominee for Depository Trust Company, held of record 12,047,485; 13,345,704; 8,623,361; 7,771,486 and 6,459,545 Common Shares
of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend, respectively. As of the record date, Depository Trust Company held of record all of the Preferred Shares of each Fund.

SUMMARY OF VOTING ON PROPOSALS
    Although the Meetings of the Funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each Fund will vote separately as to proposals affecting their Fund. Voting by shareholders of one Fund will have no effect on any other Fund.

------------------------------------------------------------------------------------------------------------
PROPOSAL                    AFFECTED FUND(S)             CLASS(ES) OF SHARES OF SUCH FUND ENTITLED TO VOTE
--------        ----------------------------            ----------------------------------------------------
1               All Funds                               Common and Preferred Shares
2               All Funds                               Common and Preferred Shares
------------------------------------------------------------------------------------------------------------

    With respect to Proposal 1, each of the Common Shares and the Preferred Shares of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend is entitled to one vote for the election of their respective nominees for election as Trustees of their respective Fund. With respect to Proposal 2, each of the Common Shares and the Preferred Shares, voting together as a single class, of each Fund is entitled to one vote for the ratification of the selection of independent public accountants.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES
              (Common Shares and Preferred Shares of each Fund)

GENERAL
    Each Fund's Board of Trustees consists of thirteen members. Under each Fund's Declaration of Trust, By-Laws and the Investment Company Act of 1940, as amended (the "Investment Company Act"), holders of the Preferred Shares are entitled to elect two Trustees and holders of the Common Shares are entitled to elect eleven Trustees, except in certain circumstances. Ms. Hodsdon and Ms. McCarter and Messrs. Boudreau, Carlin, Cunningham, Fretz, Ladner, Linbeck, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each Fund. Messrs. Hiser and Scipione have been designated as subject to election by holders of the Preferred Shares of each Fund.

    Each Board of Trustees is divided into three staggered-term classes. Two such classes contain four Trustees each and the third class contains five Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act and the Funds' By-Laws which permit the holders of the Preferred Shares to elect the minimum number of additional Trustees which, combined with the two Trustees elected by the holders of the Preferred Shares, would give them a majority of the Trustees if at any time the dividends on the Preferred Shares shall be unpaid in an amount equal to two full years' dividends and would permit the holders of the Preferred Shares to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

    Each of the nominees for each Fund is currently serving as a Trustee of all of the Funds. Each of the nominees and Trustees has served on the Board of Trustees of the Funds since John Hancock Advisers, Inc. (the "Adviser") became the Funds' investment adviser in May, 1992 or since the Fund's inception (whichever was later), except that Messrs. Toolan, Cunningham and Linbeck have served on the Board of Trustees since June 1992, December 1994 and December 1994, respectively, and Ms. Hodsdon has served on the Board of Trustees since March 1996. Premium Dividend I was organized in 1988; Premium Dividend II was organized in 1989; Select Dividend was organized in 1990; Global Dividend was organized in 1992; and Preferred Dividend was organized in 1993.

    A shareholder using the enclosed form of proxy may authorize the proxies to vote for the nominees representing his or her shares or may withhold from the proxies authority to vote for the nominees representing his or her shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

PROPOSAL 1 (PREMIUM DIVIDEND I, PREMIUM DIVIDEND II, SELECT DIVIDEND, GLOBAL DIVIDEND AND PREFERRED DIVIDEND)
    For each Fund, the terms of Ms. McCarter and Messrs. Ladner, Linbeck and Scipione expire at the 1997 Annual Meeting of the Funds and they are therefore the current nominees for election; the terms of Ms. Hodsdon and Messrs. Boudreau, Smith and Pruchansky expire at the 1998 Annual Meeting, and the terms of Messrs. Carlin, Cunningham, Fretz, Hiser and Toolan expire at the 1999 Annual Meeting. The table below lists the nominees for election as Trustees of the Funds, including their principal occupations for the past five years and other directorships held. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 1998 and 1999, as the case may be.

VOTE REQUIRED FOR PROPOSAL 1
    The vote of a plurality of the votes cast by the Common Shares and Preferred Shares, voting as separate classes, of a Fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that Fund.

                                                                                                    COMMON SHARES OWNED
                                                                                                  BENEFICIALLY, DIRECTLY
    NAME (AGE), AND POSITION                          PRINCIPAL OCCUPATION                           OR INDIRECTLY, ON
         WITH THE FUNDS                            DURING THE PAST FIVE YEARS                      JANUARY 9, 1997(1)(2)
 ------------------------------                    --------------------------                    -------------------------

                                                    NOMINEES FOR ELECTION
                                                   TERM TO EXPIRE IN 2000
 Charles L. Ladner             Director, Energy North, Inc. (public utility holding company)                234 (A)
 (Age 58)                      (until 1992); Senior Vice President of UGI Corp. Holding Company             200 (B)
 Trustee                       Public Utilities, LPGAS and Trustee of 32 funds managed by the               200 (C)
                               Adviser.                                                                     235 (D)
                                                                                                            200 (E)

 Leo E. Linbeck, Jr.           Chairman, President, Chief Executive Officer and Director, Linbeck            -- (A)
 (Age 62)                      Corporation (a holding company engaged in various phases of the               -- (B)
 Trustee                       construction industry and warehousing interests); Former Chairman,            -- (C)
                               Federal Reserve Bank of Dallas (1992, 1993); Chairman of the Board            -- (D)
                               and Chief Executive Officer, Linbeck Construction Corporation;                -- (E)
                               Director, PanEnergy Corporation (a diversified energy company),
                               Daniel Industries, Inc. (manufacturer of gas measuring products and energy related equipment), GeoQuest International Holdings, Inc. (a geophysical consulting firm) (1980-1993); Former Director, Greater
                               Houston Partnership (1980-1995) and Trustee of 32 funds managed by the Adviser.

 Patricia P. McCarter          Director and Secretary, The McCarter Corp. (machine manufacturer)            473 (A)
 (Age 68)                      and Trustee of 32 funds managed by the Adviser.                              212 (B)
 Trustee                                                                                                    177 (C)
                                                                                                            346 (D)
                                                                                                            189 (E)

*Richard S. Scipione (3)       General Counsel, John Hancock Mutual Life Insurance Company;                  -- (A)
 (Age 59)                      Director, the Adviser, John Hancock Advisers International Limited            -- (B)
 Trustee                       ("Advisers International"), John Hancock Funds, Inc. ("John                   -- (C)
                               Hancock Funds"), John Hancock Signature Services, Inc. ("Signature            -- (D)
                               Services"), John Hancock Distributors, Inc., John Hancock                     -- (E)
                               Insurance Agency, Inc. ("Insurance Agency, Inc."), John Hancock
                               Subsidiaries, Inc., Sovereign Asset Management Corporation
                               ("SAMCorp."); and NM Capital Management, Inc. ("NM Capital");
                               Trustee, The Berkeley Financial Group ("The Berkeley Group");
                               Director, JH Networking Insurance Agency, Inc.; Director, John
                               Hancock Property and Casualty Insurance and its affiliates (until
                               November, 1993) and Trustee of 67 funds managed by the Adviser.

                                                                                                    COMMON SHARES OWNED
                                                                                                  BENEFICIALLY, DIRECTLY
    NAME (AGE), AND POSITION                          PRINCIPAL OCCUPATION                           OR INDIRECTLY, ON
         WITH THE FUNDS                            DURING THE PAST FIVE YEARS                      JANUARY 9, 1997(1)(2)
 ------------------------------                    --------------------------                    -------------------------

                                                   TERM TO EXPIRE IN 1998
*Edward J. Boudreau, Jr.       Chairman and Chief Executive Officer, the Adviser and The Berkeley           100 (A)
 (Age 52)                      Group; Chairman, NM Capital and Advisers International; Chairman,            100 (B)
 Chairman                      Chief Executive Officer and President, John Hancock Funds,                   100 (C)
                               Signature Services, First Signature Bank and Trust Company, and              100 (D)
                               SAMCorp.; Director, John Hancock Freedom Securities Corporation,             100 (E)
                               Insurance Agency, Inc., John Hancock Capital Corporation and New
                               England/Canada Business Council; Member, Investment Company
                               Institute Board of Governors; Director, Asia Strategic Growth Fund,
                               Inc.; Trustee, Museum of Science; Vice Chairman and President, the
                               Adviser (until July 1992); Chairman, John Hancock Distributors,
                               Inc. (until April, 1994) and Trustee and Chairman of 67 funds managed by the Adviser.

*Anne C. Hodsdon               President, Chief Operating Officer and Director, the Adviser;                 -- (A)
 (Age 43)                      Director, The Berkeley Group, John Hancock Funds, Signature                   -- (B)
 President                     Services (since October 1996); Director, Advisers International;              -- (C)
                               Executive Vice President, the Adviser (until December 1994); Senior           -- (D)
                               Vice President, the Adviser (until December 1993); Trustee and                -- (E)
                               President of 67 funds managed by the Adviser.

 Steven R. Pruchansky          Director and President, Mast Holdings, Inc. (since 1991);                    116 (A)
 (Age 52)                      Director, First Signature Bank & Trust Company (until August                 200 (B)
 Trustee                       1991); Director, Mast Realty Trust (until 1994); President,                  100 (C)
                               Maxwell Building Corp. (until 1991) and Trustee of 32 funds                  425 (D)(4)
                               managed by the Adviser.                                                      390 (E)(5)

 Norman H. Smith               Lieutenant General, United States Marine Corps; Deputy Chief of              228 (A)
 (Age 63)                      Staff for Manpower and Reserve Affairs, Headquarters Marine Corps;           369 (B)
 Trustee                       Commanding General III Marine Expeditionary Force/3rd Marine                 249 (C)
                               Division (retired 1991) and Trustee of 32 funds managed by the               562 (D)
                               Adviser.                                                                     199 (E)

                                                                                                    COMMON SHARES OWNED
                                                                                                  BENEFICIALLY, DIRECTLY
    NAME (AGE), AND POSITION                          PRINCIPAL OCCUPATION                           OR INDIRECTLY, ON
         WITH THE FUNDS                            DURING THE PAST FIVE YEARS                      JANUARY 9, 1997(1)(2)
 ------------------------------                    --------------------------                    -------------------------

                                                   TERM TO EXPIRE IN 1999
 James F. Carlin               Chairman and CEO, Carlin Consolidated, Inc. (management/                   2,363 (A)(6)
 (Age 56)                      investments); Director, Arbella Mutual Insurance Company                   1,200 (B)
 Trustee                       (insurance), Consolidated Group Trust (insurance administration),          1,000 (C)
                               Carlin Insurance Agency, Inc., West Insurance Agency, Inc. (until            100 (D)
                               May 1995) Uno Restaurant Corp.; Chairman, Massachusetts Board of             100 (E)
                               Higher Education (since 1995); Receiver, the City of Chelsea (until
                               August 1992) and Trustee of 32 funds managed by the Adviser.

 William H. Cunningham         Chancellor, University of Texas System and former President of the           -- (A)
 (Age 53)                      University of Texas, Austin, Texas; Lee Hage and Joseph D. Jamail            -- (B)
 Trustee                       Regents Chair of Free Enterprise; Director, LaQuinta Motor Inns,             -- (C)
                               Inc. (hotel management company); Director, Jefferson-Pilot                   -- (D)
                               Corporation (diversified life insurance company) and LBJ                     -- (E)
                               Foundation Board (education foundation); Advisory Director, Texas
                               Commerce Bank -- Austin and Trustee of 32 funds managed by the
                               Adviser.

 Charles F. Fretz              Retired; self employed; Former Vice President and Director,                  100 (A)
 (Age 68)                      Towers, Perrin, Foster & Crosby, Inc. (international management              100 (B)
 Trustee                       consultants) (1952-1985) and Trustee of 32 funds managed by the              100 (C)
                               Adviser.                                                                     100 (D)
                                                                                                             -- (E)

 Harold R. Hiser, Jr. (3)      Executive Vice President, Schering-Plough Corporation                      2,878 (A)
 (Age 65)                      (pharmaceuticals) (retired 1996); Director, ReCapital Corporation             -- (B)
 Trustee                       (reinsurance) (until 1995) and Trustee of 32 funds managed by the             -- (C)
                               Adviser.                                                                      -- (D)
                                                                                                             -- (E)

 John P. Toolan                Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-            100 (A)
 (Age 66)                      Free Money Funds, Inc., Vantage Money Market Funds (mutual funds),           100 (B)
 Trustee                       The Inefficient-Market Fund, Inc. (closed-end investment company)             -- (C)
                               and Smith Barney Trust Company of Florida; Chairman, Smith Barney            100 (D)
                               Trust Company (retired December, 1991); Director, Smith Barney,               -- (E)
                               Inc., Mutual Management Company and Smith Barney Advisers, Inc.
                               (investment advisers) (retired 1991); Senior Executive Vice
                               President, Director and member of the Executive Committee, Smith
                               Barney, Harris Upham & Co., Incorporated (investment bankers)
                               (until 1991) and Trustee of 32 funds managed by the Adviser.

                                                                                                    COMMON SHARES OWNED
                                                                                                  BENEFICIALLY, DIRECTLY
                                                                                                      OR INDIRECTLY, ON
                                                                                                    JANUARY 9, 1997(1)(2)
                                                                                                  ----------------------
                                                                                                          6,592 (A)
                                                                                                          2,481 (B)
                                                                                                          1,926 (C)
All Trustees and executive officers of                                                                    2,768 (D)
the Funds as a group                                                                                      1,178 (E)

----------
(A) Premium Dividend I
(B) Premium Dividend II
(C) Select Dividend
(D) Global Dividend
(E) Preferred Dividend
 *  "Interested Person," as defined in the Investment Company Act, of the Funds and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees.
    Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the Funds as a group did not beneficially own, in excess of one percent of the outstanding Common Shares of any Fund. None of the Trustees or executive officers of the Funds beneficially owned any of the Preferred Shares of any Fund as of January 9, 1997.
(3) Trustee representing the holders of the Preferred Shares.
(4) Includes 125 common shares of Global Dividend held by Mr. Pruchansky's spouse.
(5) Includes 115 common shares of Preferred Dividend held by Mr. Pruchansky's spouse.
(6) Includes 100 common shares of Premium Dividend I held by Mr. Carlin's spouse, and 2,163 common shares held by
    Carlin Consolidated, Inc.

    Each Board of Trustees held five meetings during their Fund's 1996 fiscal year. No Trustee of any Fund with the exception of Mr. Scipione, with respect to Select Dividend, Global Dividend and Preferred Dividend, attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund and (2) the total number of meetings held by all committees of the Trustees on which he or she served during the period in which he or she served in such capacity. The Funds hold joint meetings of the Trustees and all committees.

    Each Fund has an Audit Committee of the Trustees. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. None of the members of the Audit Committee are "interested persons" as defined in the Investment Company Act ("Independent Trustees"). Each Audit Committee held four meetings during its respective Fund's 1996 fiscal year.

    The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Funds from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Funds' officers or Trustees, a resolution of any potential or actual conflict of interest; and to facilitate communication between the firm and the Funds' officers and Trustees.

    Each Fund has a special nominating committee of the Trustees known as the Committee on Administration. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. All of the members of the Committee on Administration are Independent Trustees. Each Committee on Administration held four meetings during its respective Fund's 1996 fiscal year.

    Included among the functions of the Committee on Administration is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons" as defined in the Investment Company Act. The Committee on Administration also coordinates with Trustees who are interested persons in the selection and election of Fund officers and will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

    During the Funds' 1996 fiscal year, reports required by Section 16 of the Securities Exchange Act of 1934 were filed disclosing no transactions for the following officers or directors of the Adviser or Trustees of the Funds on the respective dates indicated: Timothy E. Keefe, September 4, 1996 and Douglas M. Costle, May 7, 1996.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau) and President (Ms. Hodsdon), the table below lists each Fund's executive officers. The officers of Global Dividend and Preferred Dividend first became officers of such Funds on July 24, 1992 and May 21, 1993 (inception). The officers of Premium Dividend I, Premium Dividend II and Select Dividend first became officers of such Funds on May 6, 1992, the date of the consummation of the Stock Purchase Transaction between the Advisers and Patriot Group, Inc., these Funds' previous investment adviser.

       NAME (AGE) AND POSITION                                            PRINCIPAL OCCUPATION
             WITH THE FUNDS                                            DURING THE PAST FIVE YEARS
       -----------------------                                         --------------------------
Robert G. Freedman                      Vice Chairman and Chief Investment Officer, the Adviser and each of the John Hancock
(Age 58)                                funds; Director, the Adviser, Advisers International, John Hancock Funds, Signature
Vice Chairman                           Services, SAMCorp., Insurance Agency, Inc., Southeastern Thrift & Bank Fund and NM
                                        Capital; Senior Vice President, The Berkeley Group; President, the Adviser
                                        (until December 1994).

James B. Little                         Senior Vice President and Chief Financial Officer, each of the John Hancock funds; Senior
(Age 61)                                Vice President, the Adviser, The Berkeley Group, John Hancock Funds and Signature
Senior Vice President and               Services.
Chief Financial Officer

Susan S. Newton                         Vice President and Secretary, each of the John Hancock funds; Vice President, the
(Age 46)                                Adviser, John Hancock Funds, Signature Services and The Berkeley Group.
Vice President and Secretary

John A. Morin                           Vice President and Secretary of the Adviser, John Hancock Funds and The Berkeley Group;
(Age 46)                                Vice President, Secretary and Compliance Officer of Signature Services; Secretary of
Vice President                          SAMCorp, Insurance Agency, Inc. and NM Capital; Counsel, John Hancock Mutual Life
                                        Insurance Company (until January 1996).

James J. Stokowski                      Vice President and Treasurer, each of the John Hancock funds and Vice President, the
(Age 50)                                Adviser.
Vice President and Treasurer

Thomas H. Connors                       Second Vice President, Assistant Secretary and Compliance Officer, each of the John
(Age 37)                                Hancock funds; Second Vice President, the Adviser; Associate Lawyer, LeBoeuf, Lamb, Leiby
Second Vice President and               & MacRae (until January 1992).
Compliance Officer

REMUNERATION OF TRUSTEES AND OFFICERS
    The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for each Fund's most recently completed fiscal year. The three non-Independent Trustees, Ms. Hodsdon and Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.

                                                          AGGREGATE COMPENSATION                     TOTAL COMPENSATION
                                 -----------------------------------------------------------------     FROM ALL FUNDS
                                  PREMIUM        PREMIUM       SELECT       GLOBAL      PREFERRED    IN JOHN HANCOCK FUND
INDEPENDENT TRUSTEES             DIVIDEND I    DIVIDEND II    DIVIDEND     DIVIDEND     DIVIDEND     COMPLEX TO TRUSTEES*
--------------------             ----------    -----------    --------     --------     --------     --------------------
James F. Carlin                   $ 2,295        $ 2,201      $ 2,578      $ 2,028      $ 1,651           $ 74,250
William H. Cunningham**             3,003          4,011        3,260        2,563        2,080             74,250
Charles F. Fretz                    2,276          3,040        2,440        1,918        1,556             74,500
Harold R. Hiser, Jr.**              2,168          2,895        2,557        2,012        1,637             70,250
Charles L. Ladner                   2,276          3,040        2,440        1,918        1,556             74,500
Leo E. Linbeck, Jr.                 3,003          4,011        3,260        2,563        2,080             74,250
Patricia P. McCarter**              2,276          3,040        2,440        1,918        1,556             74,250
Steven R. Pruchansky**              2,339          3,124        2,486        1,954        1,572             77,500
Norman H. Smith**                   2,339          3,124        2,486        1,954        1,572             77,500
John P. Toolan**                    2,268          3,030        2,432        1,912        1,551             74,250
                                  -------        -------      -------      -------      -------           --------
        Totals                    $24,243        $31,516      $26,379      $20,740      $16,811           $745,500

----------
 (*) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees was $745,500 for the
     calendar year ended December 31, 1996.

(**) As of December 31, 1996, the value of the aggregate accrued deferred compensation amount from all funds in the
     John Hancock fund complex for Mr. Cunningham was $131,741, for Mr. Hiser was $90,972, for Ms. McCarter was
     $67,548, for Mr. Pruchansky was $28,731, for Mr. Smith was $32,314 and for Mr. Toolan was $163,385 under the
     John Hancock Deferred Compensation Plan for Independent Trustees ("the "Plan").

     Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock Fund Complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees" fees does not obligate any
     Fund to retain the services of any Trustee of obligate any Fund to pay any particular level of compensation to the Trustee.

                                  PROPOSAL 2
       RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

              (Common Shares and Preferred Shares of each Fund)

    The Trustees of each Fund, including a majority of the Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for the Funds for each Fund's 1997 fiscal year. The Funds' current fiscal year ends are: Premium Dividend I -- September 30, 1997; Premium Dividend II -- October 31, 1997; Select Dividend -- June 30, 1997; Global Dividend -- July 31, 1997; and Preferred Dividend -- May 31, 1997.

    Deloitte & Touche has advised the Funds that it has no direct or indirect financial interest in any of the Funds. This selection is subject to the ratification by the shareholders of the Funds at the Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions relating to the examination of the Funds' financial statements.

    Arthur Andersen, LLP ("Arthur Andersen") served as the independent public accountants for the Funds for each Fund's 1996 fiscal year. On November 19, 1996, each of the Funds engaged Deloitte & Touche as its independent public accountants for the Funds' 1997 fiscal years and dismissed Arthur Andersen from such position effective April 15, 1997. The decision to change accountants was recommended by each Fund's Audit Committee and approved by each Fund's Board. The reports of Arthur Andersen on the Fund's financial statements for the 1995 and 1996 fiscal years did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

    During the Fund's 1995 and 1996 fiscal years and the subsequent interim period immediately preceding the date of this change in accountants, no Fund had any disagreement with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Funds.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the Funds.

VOTE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
     The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each Fund is required to ratify the selection of Deloitte & Touche as such Fund's independent public accountants for that Fund's 1997 fiscal year.

                                MISCELLANEOUS

SHAREHOLDER PROPOSALS
    Proposals of shareholders intended to be presented at a Fund's annual meeting to be held in 1998 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than November 6, 1997 for inclusion in that Fund's proxy statement and form of proxy relating to that meeting.

VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the shares of a particular class of a Fund present in person or represented by proxy at the Meeting, assuming a majority of the outstanding shares of that class is present, is required to elect the nominees representing the Common Shares or Preferred Shares, as the case may be. The adoption by the shareholders of a Fund of Proposal 2 requires the affirmative vote of a majority of the shares which is defined as the lesser of: (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Common Shares and the Preferred Shares of that Fund, voting together as a single class, are present or represented by proxy; or (ii) more than 50% of the outstanding Common Shares and the Preferred Shares of the Fund, voting together as a single class.

    For each Fund, Common Shares and Preferred Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

    While, as noted above, both of the proposals in this proxy statement are routine, for non-routine matters, brokers that are member organizations of the New York Stock Exchange may, pursuant to a rule of the New York Stock Exchange, vote Preferred Shares for which they have not received voting instructions in proportion to Preferred Shares for which they have received voting instructions. With respect to each Proposal, a broker may only vote Preferred Shares proportionally if (i) a minimum of 30% of the outstanding Preferred Shares of the Fund have been voted, (ii) less than 10% of the outstanding Preferred Shares of the Fund voted against the proposal, (iii) with respect to Proposal 2 only, the shareholders of the Common Shares of the Fund have approved the Proposal and
(iv) a majority of the Independent Trustees of the Fund have approved the Proposal. At a meeting held on November 19, 1996, a majority of the Independent Trustees of each Fund approved both of the Proposals being submitted to shareholders at the Meeting. Preferred Shares voted proportionally by brokers will be counted as present and entitled to vote at the Meeting for purposes of establishing a quorum.

    In the event that at the time any session of any Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at any Meeting but sufficient votes in favor of Proposal 2 and FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposal. Any adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. With respect to any Fund's Meeting, a shareholder vote may be taken on one or both of the proposals prior to such adjournment if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of the Funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston Massachusetts 02199-7603, serves as each Fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend and Preferred Dividend. John Hancock Advisers International Limited, 34 Dover Street, London, England, serves as Global Dividend's investment subadviser. Advantage Advisers, Inc., Oppenheimer Tower, World Financial Center, New York, New York, serves as Preferred Dividend's investment subadviser. Mitchell Hutchins Asset Management, Inc., 1285 Avenue of the Americas, New York, New York, serves as Global Dividend's administrator. The firm Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $21,500.

OTHER MATTERS
    The management of the Funds knows of no business to be brought before the Meeting except as mentioned above. If, however, any other matters were properly to come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

    The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of all the Funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the Funds have determined that the use of this joint Proxy Statement for the Meeting is in the best interest of each Fund's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her particular Fund's Meeting to a time immediately after the Meeting so that his or her particular Fund's Meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on both of the Proposals relating to their Fund, and an unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                          JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                          JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

Dated: January 24, 1997

                                                                     P R O X Y

                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

    The undersigned holder of preferred shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Preferred Dividend Fund (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 6, 1997 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Boston time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

ITEM 1: To elect Richard S. Scipione to serve as Trustee of the Fund.

[] FOR the nominee named above.    [] VOTE WITHHELD for the nominee named above.

ITEM 2: To ratify the selection of Deloitte & Touche, LLP as independent public accountants.

[] FOR                             [] AGAINST                    [] ABSTAIN

    Specify desired action by check marks in the appropriate space. This Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominee named in the Proxy Statement and in favor of Item 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

                        PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                        Date ------------------------------------------- ,1997

                        ------------------------------------------------------

                        ------------------------------------------------------
                                    Signature(s) of Shareholder(s)

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

P7PXC 1/97

                         -------------------------------
                                  JOHN HANCOCK
                         -------------------------------
                         PATRIOT PREFERRED DIVIDEND FUND


1.   To elect the following nominees to serve as Trustees of the Fund.

                    Charles L. Ladner, Leo E. Linbeck, Jr.,
                            and Patricia P. McCarter

                 For          Withhold         For All Except
                 ____            ____                ____
                |    |          |    |              |    |
                 ----            ----                ----

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee(s) name(s). Your shares will be voted for the remaining nominee(s).

2. To ratify the selection of Deloitte & Touche LLP as independent public accountants.

                 For            Against             Abstain
                 ____            ____                ____
                |    |          |    |              |    |
                 ----            ----                ----

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

Specify desired action by check marks in the appropriate spaces. If no specification is made, this Proxy will be voted for the nominees named in the Proxy Statement and in favor of Item 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Mark box at right if an address  change has been  noted on the  reverse  side of
this card.                                           ____
                                                    |    |
                                                     ----

RECORD DATE SHARES:

                                                       -------------------------
Please be sure to sign and date this Proxy.            Date
--------------------------------------------------------------------------------



______Shareholder sign here____________________________Co-owner sign here_______

                                     PROXY

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

The undersigned holder of common shares of beneficial interest ("Common Shares") of John Hancock Patriot Preferred Dividend Fund (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 6, 1997, at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Boston Time, and at any and all adjournments thereof, in respect of all Common Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this Proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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